EXHIBIT 10.165

                              RENEWAL MORTGAGE NOTE


PRINCIPAL AMOUNT:        $1,010,597.10

DATE OF NOTE:            October 5, 1998

MATURITY DATE:           March 31, 2004

INTEREST RATE:           A fixed interest rate of eight percent (8%) per annum.

INSTALLMENT
  PERIOD:                From the date hereof through the Maturity Date.

INSTALLMENT
  PAYMENT: The amount of $11,467.83, which amount includes principal and interest, based on a fifteen (15) year amortization.

FIRST INSTALLMENT
  PAYMENT DATE:          October 10, 1998

MAKER AND MAKER'S
  ADDRESS:               Catalina Lighting, Inc.
                         18191 N.W. 68th Avenue
                         Miami, Florida 33015

PAYEE AND PAYEE'S
  ADDRESS:               SunTrust Bank, Central Florida,
                           National Association,
                         a national banking association
                         Post Office Box 3467
                         Orlando, Florida 32802-3467

         FOR VALUE RECEIVED, CATALINA LIGHTING, INC., a Florida corporation (the "Maker"), does hereby covenant and promise to pay to the order of the Payee or to its successors or assigns, at its principal office or at such other place as the Payee may designate to the Maker in writing from time to time, in legal tender of the United States, the Principal Amount of this Note, together with interest at the Interest Rate from the date hereof on the unpaid balance of the Principal Amount. In no event shall the amount of interest due and payable hereunder exceed the maximum rate of interest allowed by applicable law. It is the expressed intent hereof that the Maker not pay and the Payee not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Maker under applicable law. In the event it is hereafter determined that the Payee of this Note has taken, charged or reserved interest

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in excess of the permitted, whether due to prepayment, acceleration, or otherwise, such excess shall be refunded to the Maker or credited against the sums due the Payee hereunder.

         The sums due and owing hereunder shall be payable during the Installment Period in monthly installments, each in the amount of the Installment Payment, the first such Installment Payment to be due on the First Installment Payment Date and subsequent Installment Payments to be due on the same day of each month thereafter until the Maturity Date, whereupon the entire unpaid principal balance and all accrued but unpaid interest thereon shall immediately become due and payable. Each such Installment Payment when made shall be applied first to the payment of interest on the unpaid principal balance at the Interest Rate and the remainder thereof to payment on account of principal.

         If any Installment Payment or other sum due hereunder shall not be paid within five (5) days following the date due, then the entire Principal Amount and accrued interest hereunder shall become due and payable at once or thereafter, at the option of the Payee. The Payee may, at its option, collect a late charge not to exceed five cents for each one dollar of each payment of principal or interest not paid within ten (10) days following the date due, to reimburse the Payee for the expense of servicing delinquent payments. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         Time is of the essence of this Note and, upon failure to pay any sum hereunder within five (5) days following the date due, the Maker and each endorser, surety and guarantor, jointly and severally, shall pay all costs of collection of this Note including, but not limited to, reasonable attorney's fees and court costs, whether at arbitration, trial, retrial or on appeal or in bankruptcy proceedings. The Maker specifically agrees that in the event of any bankruptcy of the Maker, the Payee shall be entitled to recover all its expenses and reasonable attorneys' fees incurred in regard to any bankruptcy proceeding. Interest under this Note shall be computed on the basis of a year containing 360 days, based on the actual number of days elapsed. Upon default, this Note and all sums due hereunder shall bear interest at the lesser of (i) eighteen percent (18%) per annum or (ii) the highest lawful rate of interest per annum permitted by the laws of the State of Florida, from the date when the principal and accrued interest under this Note shall be due and payable; provided, however, the total interest payable hereunder shall not in any one year exceed the highest lawful rate of interest permitted under the laws of the State of Florida.

         This Note is secured, INTER ALIA, by a Mortgage Deed and Security Agreement dated September 28, 1994 and recorded on September 30, 1994 in O.R. Book 16529, Page 4361, Public Records of Dade County, Florida, as amended by a Mortgage Modification Agreement of even date herewith and to be recorded in the aforesaid public records (collectively, the "Mortgage"), encumbering real property situated in the State of Florida, and to which reference is hereby made for a description of said real property, the nature and extent of the security, the rights of the Payee in respect thereof and the terms and conditions upon which this Note is issued.

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         The Maker agrees that it shall be bound by any agreement extending the time or modifying the above terms of payment made by the Payee and the owner or owners of the property affected by the Mortgage, whether with or without notice to the Maker, and the Maker shall continue to be liable to pay the amount due hereunder, but with interest at a rate no greater than the Interest Rate, according to the terms of any such agreement of extension or modification.

         The unpaid principal balance of the Principal Amount, plus accrued interest, shall become due and payable at the option of the Payee upon the happening of any event by which said balance shall or may become due and payable under the terms of the Mortgage.

         This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         All parties to this Note, whether Maker, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor, and expressly agree jointly and severally to remain and continue bound for the payment of the principal and interest provided for by the terms of this Note, notwithstanding any extension or extensions of the time of or for the payment of said principal or interest, or any change or changes by way of release or surrender or substitution of any real property and other collateral or either, held as security for this Note, and waive all and every kind of notice of such extension or extensions, change or changes, and agree that the same may be made without the joinder of the Maker.

         The provisions of this Note shall be construed and interpreted and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of Florida.

         The Maker may prepay from time to time all or any part of the outstanding principal balance of this Note, provided, at the time of such prepayment, all accrued and unpaid interest due under this Note to the date of prepayment is paid in full. All such prepayments shall be applied to the reduction of the loan evidenced hereby in the manner determined by the Payee, in its sole and absolute discretion.

         THIS NOTE RENEWS THAT CERTAIN MORTGAGE NOTE DATED SEPTEMBER 28, 1995 FROM THE MAKER TO THE PAYEE IN THE FACE AMOUNT OF $1,200,000.00 (THE "EXISTING NOTE"). THE EXISTING NOTE IS ATTACHED HERETO. FLORIDA DOCUMENTARY STAMP TAX IN THE REQUIRED AMOUNT WAS PAID ON THE EXISTING NOTE AND AFFIXED TO THE MORTGAGE UPON RECORDATION. THE MAKER STATES AND AGREES THAT THE UNPAID PRINCIPAL BALANCE DUE ON THE EXISTING NOTE AS OF THE DATE HEREOF IS THE FACE AMOUNT OF THIS NOTE, AND THAT SAID AMOUNT IS ABSOLUTELY AND UNCONDITIONALLY DUE AND OWING TO THE PAYEE AND IS NOT SUBJECT TO ANY CLAIMS, COUNTERCLAIMS, DEFENSES OR OTHER

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RIGHTS OF OFF-SET OR RECOUPMENT WHATSOEVER. DOCUMENTARY STAMP TAXES ARE NOT DUE
ON THIS NOTE AS THIS NOTE IS A RENEWAL NOTE ONLY. THIS NOTE HAS BEEN SIGNED BY THE ORIGINAL OBLIGOR WHO SIGNED THE EXISTING NOTE AS THE MAKER AND IS IN AN AMOUNT EQUAL TO THE UNPAID PRINCIPAL BALANCE DUE THE PAYEE BY THE MAKER UNDER THE EXISTING NOTE ON AND AS OF THE DATE OF THIS NOTE.

                              MAKER:

                              CATALINA LIGHTING, INC., a Florida corporation


                              By: /s/ THOMAS M. BLUTH
                                --------------------------------------
                                Name:  Thomas M. Bluth
                                Title: Treasurer

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